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                                                                    Exhibit 23.3


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of DTVN Holdings, Inc. (formerly Zydeco Energy, Inc.) of our report dated March 8, 2000, included in the Annual Report on Form 10-KSB of DTVN Holdings, Inc. (formerly Zydeco Energy, Inc.) for the fiscal year ended December 31, 1999.

HEIN + ASSOCIATES LLP

Dallas, Texas
January 5, 2001